UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2008
                                                        ------------------

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Maryland                       0-31957                 38-0135202
          --------                       -------                 ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
    of Incorporation)                  File Number)          Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     First Federal of Northern Michigan Bancorp,  Inc. (the "Company")  (NASDAQ:
FFNM) announced the approval by its Board of Directors of a cash dividend on its common stock of $0.05 per share for the quarter ending September 30, 2008. The dividend will be payable to stockholders of record as of September 30, 2008 and will be paid on or about October 17, 2008. The Company has 2,884,249 shares of common stock outstanding.

Item 9.01. Financial Statements and Exhibits.

       (a) Financial Statements of Businesses Acquired: None

       (b) Pro Forma Financial Information: None

       (c) Shell company transactions: None

       (d) Exhibits: None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST FEDERAL OF NORTHERN MICHIGAN
                                       BANCORP, INC.


Date: September 17, 2008                 By: /s/ Amy E. Essex
      ------------------                     --------------------
                                             Amy E. Essex
                                             Chief Financial Officer
                                             (Duly Authorized Representative)